UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2014

MERCANTILE BANK CORPORATION
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-26719 (Commission File Number)	38-3360865 (IRS Employer Identification no.)

310 Leonard St., N.W. Grand Rapids, Michigan (Address of principal executive offices)	49504 (Zip Code)

Registrant's telephone number,
including area code:  (616) 406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 21, 2014, Mercantile Bank Corporation (“Mercantile” or the “Company”) entered into a credit agreement (the “Agreement”) with U.S. Bank National Association (“U.S. Bank”) pursuant to which U.S. Bank will make a three-year term loan to the Company in the aggregate principal amount of $11 million (the “Loan”). The proceeds of the Loan are expected to be used to pay a portion of the special cash dividend of $2.00 per share to Mercantile shareholders, which the Mercantile board of directors declared on May 9, 2014 payable on May 29, 2014 to shareholders of record on May 22, 2014. Proceeds of the Loan may also be used to pay expenses relating to the proposed merger and for general corporate purposes.

The Loan has an annual interest rate of 3.29%. The Company will pay accrued and unpaid interest on the loan on August 29, 2014 and quarterly thereafter commencing on November 30, 2014 and continuing until the loan is paid in full. The Company will pay principal outstanding under the loan (i) in a onetime payment of $9,000,000 no later than August 29, 2014, and (ii) in equal quarterly installments of $181,818 commencing on November 30, 2014, and (iii) with a final payment on May 21, 2017. Amounts paid or prepaid under the loan may not be reborrowed.

The foregoing description of the Loan is not complete and is qualified in its entirety by reference to the Agreement, which is attached as Exhibit 10.1 to this Current Report, and the Form of Term Note, which is attached as Exhibit 4.1 to this Current Report, each of which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As contemplated by the Agreement and Plan of Merger between Mercantile and Firstbank Corporation, on May 22, 2014 the following directors of the Company tendered their resignations from the Board of Directors of the Company, in each case contingent and effective upon the effective time of the merger, which is expected to be June 1, 2014: Kirk J. Agerson, Edward J. Clark, John F. Donnelly, Michael D. Faas, Doyle A. Hayes, Susan K. Jones, Timothy O. Schad and Robert B. Kaminski, Jr. Each of the foregoing individuals will continue to serve as a director of the Company’s subsidiary, Mercantile Bank of Michigan.

There is no disagreement between the Company and any of the foregoing persons known to an executive officer of the Company on any matter relating to the Company's operations, policies or practices.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

	4.1	Form of Term Note. Set forth as Exhibit A to the Credit Agreement, which is attached to this Current Report as Exhibit 10.1 and is incorporated by reference herein.

	10.1	Credit Agreement between Mercantile Bank Corporation and U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2014	MERCANTILE BANK CORPORATION

	By	/s/ Charles E. Christmas
Charles E. Christmas Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Document

4.1	Form of Term Note. Set forth as Exhibit A to the Credit Agreement, which is attached to this Current Report as Exhibit 10.1 and is incorporated by reference herein.

10.1	Credit Agreement between Mercantile Bank Corporation and U.S. Bank National Association.

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